INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

SUPPLEMENT DATED MAY 29, 2020 TO THE PROSPECTUSES DATED
SEPTEMBER 18, 2019, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco BulletShares 2021 Municipal Bond ETF
Invesco BulletShares 2022 Municipal Bond ETF
Invesco BulletShares 2023 Municipal Bond ETF
Invesco BulletShares 2024 Municipal Bond ETF
Invesco BulletShares 2025 Municipal Bond ETF
Invesco BulletShares 2026 Municipal Bond ETF
Invesco BulletShares 2027 Municipal Bond ETF
Invesco BulletShares 2028 Municipal Bond ETF
Invesco BulletShares 2029 Municipal Bond ETF
(each, a “Fund” and collectively, the “Funds”)
Effective immediately, for each Fund, the following disclosure replaces the first paragraph in the section “Summary Information – Fund Fees and Expenses”:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Effective immediately, for each Fund, the following disclosure replaces the third paragraph in the section “Summary Information – Principal Investment Strategies”:
In selecting components for inclusion in the Underlying Index, the Index Provider begins with an investment universe of U.S. dollar-denominated bonds issued by U.S. states, state agencies, territories and possessions of the United States, the District of Columbia or local governments. To be eligible for inclusion in the Underlying Index, bonds must (i) be exempt from federal income tax; (ii) pay fixed amounts of interest; (iii) be rated at least BBB- by S&P Global Ratings, a division of S&P Global Inc. (“S&P”) or Fitch Ratings Inc. (“Fitch”), or at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”); and (iv) have at least $15 million in face value outstanding (current Underlying Index components require 80% of the initial minimum face value qualification to remain eligible (e.g., $12 million in face value outstanding)). The eligible universe may include callable, puttable, and pre-funded bonds.
Effective immediately, for each Fund, the following disclosure replaces the second paragraph in the section “Summary Information – Purchase and Sale of Shares”:
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Effective immediately, the following disclosure replaces the second and third paragraphs in the section “Additional Information About the Funds’ Strategies and Risks – Invesco BulletShares® Municipal Bond 2021 Index, Invesco BulletShares® Municipal Bond 2022 Index, Invesco BulletShares® Municipal Bond 2023 Index, Invesco BulletShares® Municipal Bond 2024 Index, Invesco BulletShares® Municipal Bond 2025 Index, Invesco BulletShares® Municipal Bond 2026 Index, Invesco BulletShares® Municipal Bond 2027 Index, Invesco BulletShares® Municipal Bond 2028 Index, and Invesco BulletShares® Municipal Bond 2029 Index (each, a “Municipal Bond Index”)”:
The Index Provider compiles and maintains each Municipal Bond Index. In selecting components for inclusion in each Municipal Bond Index, the Index Provider begins with an investment universe of U.S. dollar-denominated bonds issued by U.S. states, state agencies, territories and possessions of the United States, the District of Columbia and local governments. To be eligible for inclusion in the Underlying Index, bonds must (i) be exempt from federal income tax; (ii) pay fixed amounts of interest; (iii) be rated at least BBB- by S&P or Fitch, or at least Baa3 by Moody’s; and (iv) have at least $15 million in face value outstanding (current Underlying Index components require 80% of the initial minimum face value qualification to remain eligible (e.g., $12 million in face value outstanding)). The eligible universe may include callable, puttable, and pre-funded bonds.
Bond types specifically excluded from the eligible universe include: securities issued in accordance with Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), bonds subject to the Alternative Minimum Tax or federal tax, floating rate notes, commercial paper, housing bonds and tobacco bonds.
Effective immediately, the following disclosure replaces the last sentence of the second paragraph in the section “Additional Information About the Funds’ Strategies and Risks – Non-Principal Investment Strategies”:
Therefore, each Fund anticipates meeting its 80% investment policy because it already generally invests at least 80% of its total assets in securities that comprise its respective Underlying Index, in accordance with its principal investment strategies.
Effective immediately, the following disclosure replaces the fifth and sixth paragraphs in the section “How to Buy and Sell Shares”:
Under normal circumstances, a Fund will pay out redemption proceeds to a redeeming AP within two days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, each Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an

AP, all as permitted by the 1940 Act. If a Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
Each Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. In particular, as the planned termination date of a Fund approaches, the Fund may elect to accept redemption orders mostly or entirely in cash. As bonds held by a Fund begin to mature, redemptions may be effected increasingly in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If a Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive those Rule 144A securities.
Effective immediately, the second paragraph in the section “How to Buy and Sell Shares – Share Trading Prices” is deleted in its entirety.
Effective immediately, the following disclosure replaces the disclosure in the section “Premium/Discount Information”:
For each Fund, information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.invesco.com/ETFs.

Please Retain This Supplement for Future Reference.

P-BLLT-PRO-3-SUP-2 052920